UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2737

Fidelity Summer Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2009

Item 1. Reports to Stockholders

Fidelity®
New Markets Income
Fund

Annual Report

December 31, 2009

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	The Chairman's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year, investors saw a turnaround in the global capital markets, as riskier assets - namely stocks and higher-yielding bonds - staged a comeback after a very difficult 2008 and early 2009. Credit conditions improved and economic growth resumed, setting the stage for a broad-based rebound in asset prices. But risks to a sustained recovery remained, including high unemployment, weak consumer spending and potential inflation on the horizon. Financial markets are always unpredictable, of course, but there also are several time-tested investment principles that can help put the odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There can be tax advantages and cost benefits to consider as well. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or by phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2009	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Markets Income Fund	44.56%	9.21%	12.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Markets Income Fund on December 31, 1999. The chart shows how the value of your investment would have changed, and also shows how the JPMorgan Emerging Markets Bond Index (EMBI) Global performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Emerging-markets debt made a dramatic turnaround in 2009, sharply reversing course after a disappointing 2008 and registering its highest annual return since 1996. For the year ending December 31, 2009, the JPMorgan Emerging Markets Bond Index (EMBI) Global produced a gain of 28.18%. Each of the 39 countries represented in the index posted a positive return during the period. The strongest-performing emerging-markets sovereign bonds were from the countries that began the year with the highest yield spreads relative to U.S. Treasuries. Pakistan, Argentina and Ukraine each posted total returns well above 100%, with spreads collapsing by more than 10%. Although emerging-markets corporate bonds encountered some volatility in the final stages of the year, due to the debt crisis in Dubai, the category rallied in December and closed the year at its tightest spread level for the period. Overall, market conditions in 2009 were in sharp contrast to 2008, when a sell-off ensued based on global economic concerns, dramatic spread widening and investors leaving the asset class for safe havens. Given fundamental improvements and the amount of liquidity that was injected into both developed and developing countries, spreads tightened significantly in 2009, especially in the first six months of the year. The tightening continued in the second half, although at a slower pace.

Comments from John Carlson, Portfolio Manager of Fidelity® New Markets Income Fund: For the year, the fund was up 44.56%, well ahead of the JPMorgan index. The fund benefited from both the steps we took in 2008 to position it for an economic downturn and the moves we made late in 2008 and into 2009 to prepare for an eventual recovery in world markets. As emerging-markets debt prices declined and yield spreads increased late in 2008, I gradually began taking advantage of what I felt were some seriously undervalued bonds. By spring 2009, I shifted to a more aggressive position and was able to take advantage of some opportunities in bonds that had underperformed during the market sell-off. I increased exposure to Ukrainian sovereign bonds and Brazilian and Russian corporate bonds, the prices of which rebounded nicely in 2009. I overweighted Venezuela and underweighted Mexico, and both moves helped returns. The fund also benefited from overweighted positions in Argentina, Ukraine and Russia, as well as an out-of-index stake in the Ivory Coast. Security selection was strongest in Russia, Brazil and Argentina. There were only two meaningful country detractors on a relative basis - El Salvador and Indonesia - while our cash position also hurt performance in such a strong market.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During Period* July 1, 2009 to December 31, 2009
Actual	.89%	$ 1,000.00	$ 1,154.10	$ 4.83
Hypothetical (5% return per year before expenses)		$ 1,000.00	$ 1,020.72	$ 4.53

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Countries as of December 31, 2009
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Brazil	8.5	9.9
Russia	8.3	8.7
Argentina	7.7	4.6
Indonesia	7.0	4.1
United States of America	6.3	2.7
Percentages are adjusted for the effect of open futures contracts, if applicable.
Top Five Holdings as of December 31, 2009
(by issuer, excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Russian Federation	8.3	8.7
Argentine Republic	7.7	4.6
Brazilian Federative Republic	6.7	8.7
Indonesian Republic	6.2	4.1
Venezuelan Republic	5.2	12.3
	34.1
Asset Allocation (% of fund's net assets)
As of December 31, 2009	As of June 30, 2009
Corporate Bonds 19.9%	Corporate Bonds 21.2%
Government Obligations 68.6%	Government Obligations 70.1%
Supranational Obligations 0.8%	Supranational Obligations 0.0%
Stocks and Investment Companies 3.0%	Stocks and Investment Companies 0.0%
Preferred Securities 0.8%	Preferred Securities 1.2%
Short-Term Investments and Net Other Assets 6.9%	Short-Term Investments and Net Other Assets 7.5%

Annual Report

Investments December 31, 2009

Showing Percentage of Net Assets

Nonconvertible Bonds - 19.9%
		Principal Amount (d)	Value
Australia - 0.1%
Leighton Finance International 7.875% 5/16/11		$ 1,570,000	$ 1,530,750
Bahamas (Nassau) - 0.2%
Odebrecht Overseas Ltd. 9.625%		5,589,000	5,616,945
Bermuda - 0.6%
AES China Generating Co. Ltd. 8.25% 6/26/10		2,107,000	1,980,580
Central European Media Enterprises Ltd.:
2.616% 5/15/14 (Reg. S) (h)	EUR	5,445,000	5,534,687
11.625% 9/15/16 (Reg. S)	EUR	3,120,000	4,288,078
Noble Group Ltd.:
6.75% 1/29/20 (g)		3,920,000	4,018,000
8.5% 5/30/13 (Reg. S)		1,570,000	1,742,700
TOTAL BERMUDA			17,564,045
Brazil - 1.0%
Centrais Eletricas Brasileiras SA (Electrobras) 6.875% 7/30/19 (g)		3,490,000	3,786,650
Net Servicos de Comunicacao SA 7.5% 1/27/20 (g)		26,210,000	26,701,438
TOTAL BRAZIL			30,488,088
British Virgin Islands - 0.1%
Road King Infrastructure Finance 2004 Ltd. 6.25% 7/15/11		1,585,000	1,521,600
Cayman Islands - 2.2%
Agile Property Holdings Ltd. 9% 9/22/13 (Reg. S)		1,570,000	1,609,250
CSN Islands XI Corp. 6.875% 9/21/19 (g)		7,775,000	7,782,775
Hutchison Whampoa International 09 Ltd. 7.625% 4/9/19 (Reg. S)		3,890,000	4,469,882
Lumena Resources Corp. 12% 10/27/14 (g)		1,570,000	1,377,675
Odebrecht Finance Ltd.:
7% 4/21/20 (g)		10,790,000	10,919,480
9.625% 4/9/14 (g)		6,230,000	7,148,925
Petrobras International Finance Co. Ltd. 5.75% 1/20/20		13,205,000	13,433,275
TDIC Finance Ltd. 6.5% 7/2/14 (g)		11,840,000	12,210,592
Vale Overseas Ltd. 5.625% 9/15/19		1,490,000	1,484,338
Voto-Votorantim Overseas Trading Operations V Ltd. 6.625% 9/25/19 (g)		3,945,000	3,949,931
TOTAL CAYMAN ISLANDS			64,386,123
Colombia - 0.2%
Empresas Publicas de Medellin 7.625% 7/29/19 (g)		6,460,000	7,106,000
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Dominican Republic - 0.2%
Cerveceria Nacional Dominicana C por A 16% 3/27/12 (g)		$ 6,235,000	$ 5,736,200
Egypt - 0.3%
African Export-Import Bank 8.75% 11/13/14		7,185,000	7,580,175
Indonesia - 0.3%
Adaro Indonesia PT 7.625% 10/22/19 (g)		7,655,000	7,597,588
APP International Finance (Mauritius) Ltd.:
0% 7/5/01 (c)(g)		4,420,000	0
0% 7/5/01 (Reg. S) (c)		1,335,000	0
BLT Finance BV 7.5% 5/15/14 (Reg. S)		1,575,000	954,053
TOTAL INDONESIA			8,551,641
Ireland - 0.3%
Vimpel Communications 9.125% 4/30/18 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (g)		7,760,000	8,303,200
Korea (South) - 2.0%
Export-Import Bank of Korea 8.125% 1/21/14		8,130,000	9,516,978
Hana Bank 6.5% 4/9/12 (g)		2,605,000	2,806,888
Hyundai Capital Services, Inc. 6% 5/5/15 (g)		7,825,000	8,177,125
Industrial Bank of Korea 7.125% 4/23/14 (g)		7,955,000	8,920,737
Korea Expressway Corp. 4.5% 3/23/15 (g)		7,860,000	8,014,842
POSCO 8.75% 3/26/14 (g)		7,420,000	8,797,894
SK Broadband Co., Ltd. 7% 2/1/12 (g)		9,570,000	10,024,575
Woori Bank 7% 2/2/15 (g)		3,565,000	3,869,808
TOTAL KOREA (SOUTH)			60,128,847
Luxembourg - 2.7%
ArcelorMittal SA 9% 2/15/15		3,800,000	4,488,165
Millicom International Cellular SA 10% 12/1/13		4,920,000	5,092,200
Mobile Telesystems Finance SA 8.375% 10/14/10 (Reg. S)		4,380,000	4,527,825
OJSC Russian Agricultural Bank:
6.299% 5/15/17 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (g)		7,330,000	7,384,975
6.97% 9/21/16 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (h)		2,980,000	2,935,300
7.125% 1/14/14 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (g)		5,450,000	5,749,750
7.175% 5/16/13 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (g)		4,470,000	4,715,850
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Luxembourg - continued
OJSC Russian Agricultural Bank: - continued
7.75% 5/29/18 (Issued by RSHB Capital SA for OJSC Russian Agricultural Bank) (g)		$ 6,775,000	$ 7,384,750
RSHB Capital SA 9% 6/11/14 (g)		6,650,000	7,514,500
TNK-BP Finance SA 7.5% 3/13/13 (g)		13,775,000	14,429,313
Vimpel Communications 8.375% 4/30/13 (Issued by VIP Finance Ireland Ltd. for Vimpel Communications) (g)		15,675,000	16,615,500
TOTAL LUXEMBOURG			80,838,128
Mexico - 0.6%
Alestra SA de RL de CV 11.75% 8/11/14 (g)		5,465,000	6,066,150
Mexichem SAB de CV 8.75% 11/6/19 (g)		7,825,000	8,392,313
Petroleos Mexicanos 4.875% 3/15/15 (g)		3,940,000	3,920,300
TOTAL MEXICO			18,378,763
Netherlands - 4.0%
Arcos Dorados BV 7.5% 10/1/19 (g)		3,710,000	3,710,000
Bulgaria Steel Finance BV 12% 5/4/13 unit (c)	EUR	5,100,000	146,028
Indosat Finance Co. BV 7.75% 11/5/10		3,860,000	3,975,800
Intergas Finance BV:
6.375% 5/14/17 (Reg. S)		5,430,000	5,158,500
6.875% 11/4/11 (Reg. S)		4,825,000	4,909,438
KazMunaiGaz Finance Sub BV:
8.375% 7/2/13 (g)		12,835,000	13,797,625
9.125% 7/2/18 (g)		18,245,000	20,160,725
11.75% 1/23/15 (g)		15,750,000	18,978,750
Lippo Karawaci Finance BV 8.875% 3/9/11		1,540,000	1,515,052
Majapahit Holding BV:
7.25% 6/28/17 (Reg. S)		3,160,000	3,215,300
7.75% 10/17/16		3,745,000	3,932,250
7.75% 1/20/20 (g)		11,735,000	12,292,413
8% 8/7/19 (g)		5,255,000	5,557,163
Matahari International Finance Co. BV 10.75% 8/7/12		12,335,000	12,828,400
Paiton Energy Funding BV 9.34% 2/15/14 (Reg. S)		1,565,000	1,580,650
PT Indosat International Finance Co. BV 7.125% 6/22/12 (g)		6,080,000	6,262,400
TOTAL NETHERLANDS			118,020,494
Peru - 0.1%
CFG Investment SAC 9.25% 12/19/13 (Reg. S)		1,575,000	1,563,188
Nonconvertible Bonds - continued
		Principal Amount (d)	Value
Philippines - 0.8%
National Power Corp. 6.875% 11/2/16 (g)		$ 9,250,000	$ 9,758,750
Power Sector Assets and Liabilities Management Corp. 7.39% 12/2/24 (g)		14,705,000	15,202,029
TOTAL PHILIPPINES			24,960,779
Qatar - 0.2%
Qtel International Finance Ltd. 6.5% 6/10/14 (g)		6,565,000	7,123,025
Singapore - 0.1%
Ciliandra Perkasa Finance Co. Pte. Ltd. 10.75% 12/8/11 (Reg. S)		3,540,000	3,632,925
Trinidad & Tobago - 0.2%
Petroleum Co. of Trinidad & Tobago Ltd. 9.75% 8/14/19 (g)		6,505,000	7,285,600
Ukraine - 0.8%
Naftogaz of Ukraine NJSC 9.5% 9/30/14		27,155,000	22,742,313
United Arab Emirates - 0.3%
Dolphin Energy Ltd. 5.888% 6/15/19 (g)		7,781,400	7,878,668
United Kingdom - 0.3%
EXIM of Ukraine 7.65% 9/7/11 (Issued by Credit Suisse London Branch for EXIM Ukraine)		10,371,000	8,867,205
United States of America - 1.4%
Gerdau Holdings, Inc. 7% 1/20/20 (g)		7,805,000	8,031,345
NII Capital Corp.:
8.875% 12/15/19 (g)		7,765,000	7,580,581
10% 8/15/16 (g)		3,935,000	4,121,913
Pemex Project Funding Master Trust 8.625% 2/1/22		18,810,000	22,524,975
TOTAL UNITED STATES OF AMERICA			42,258,814
Venezuela - 0.9%
Petroleos de Venezuela SA:
5.25% 4/12/17		25,973,000	14,155,285
5.375% 4/12/27		27,885,000	12,339,113
TOTAL VENEZUELA			26,494,398
TOTAL NONCONVERTIBLE BONDS (Cost $576,811,832)			588,557,914
Government Obligations - 68.6%
		Principal Amount (d)	Value
Argentina - 7.7%
Argentine Republic:
discount (with partial capitalization through 12/31/13) 8.28% 12/31/33		$ 30,720,773	$ 22,963,778
par 2.5% 12/31/38 (e)		46,240,000	16,068,400
7% 9/12/13		36,450,000	32,543,775
7% 10/3/15		137,730,000	114,579,883
8.375% 12/20/03 (c)		16,900,000	7,605,000
11% 10/9/06 (c)		10,945,000	4,925,250
11% 12/4/05 (c)		10,960,000	4,877,200
11.75% 4/7/09 (c)		5,175,000	2,328,750
Gross Domestic Product Linked Security 12/15/35 (a)		343,200,000	21,964,800
TOTAL ARGENTINA			227,856,836
Bahamas (Nassau) - 0.3%
Bahamian Republic 6.95% 11/20/29 (g)		7,805,000	7,726,950
Belize - 0.1%
Belize Government 4.25% 2/20/29 (e)(g)		4,137,600	2,275,680
Bosnia & Herzegovinia - 0.4%
Bosnia & Herzegovina Series A, 1.7913% 12/11/17 (h)	DEM	22,451,600	12,818,686
Brazil - 6.7%
Brazilian Federative Republic:
5.625% 1/7/41		3,370,000	3,176,225
5.875% 1/15/19		19,930,000	21,125,800
6% 9/15/13		4,400,000	4,554,000
6% 1/17/17		6,595,000	7,056,650
7.125% 1/20/37		12,485,000	14,232,900
8% 1/15/18		13,217,500	15,067,950
8.25% 1/20/34		11,090,000	14,028,850
8.875% 4/15/24		11,150,000	14,383,500
10.125% 5/15/27		14,965,000	21,998,550
11% 8/17/40		30,995,000	41,145,863
12.25% 3/6/30		16,570,000	28,831,800
12.75% 1/15/20		8,860,000	14,176,000
TOTAL BRAZIL			199,778,088
Cayman Islands - 0.3%
Cayman Island Government 5.95% 11/24/19 (g)		7,395,000	7,332,143
Colombia - 1.5%
Colombian Republic:
7.375% 3/18/19		6,375,000	7,187,813
7.375% 9/18/37		7,895,000	8,605,550
Government Obligations - continued
		Principal Amount (d)	Value
Colombia - continued
Colombian Republic: - continued
10.375% 1/28/33		$ 4,540,000	$ 6,401,400
11.75% 2/25/20		14,931,000	21,500,640
TOTAL COLOMBIA			43,695,403
Congo - 0.6%
Congo Republic 3% 6/30/29 (e)		37,558,250	18,966,916
Croatia - 0.5%
Croatia Republic 6.75% 11/5/19 (g)		14,040,000	15,128,100
Dominican Republic - 0.7%
Dominican Republic:
9.04% 1/23/18 (g)		13,225,020	14,349,147
9.5% 9/27/11 (Reg. S)		5,561,693	5,784,161
TOTAL DOMINICAN REPUBLIC			20,133,308
Ecuador - 0.3%
Ecuador Republic 9.375% 12/15/15 (g)		9,070,000	8,435,100
El Salvador - 0.7%
El Salvador Republic:
7.375% 12/1/19 (g)		8,495,000	8,728,613
7.65% 6/15/35 (Reg. S)		4,135,000	4,072,975
7.75% 1/24/23 (Reg. S)		5,830,000	6,208,950
8.25% 4/10/32 (Reg. S)		2,585,000	2,688,400
TOTAL EL SALVADOR			21,698,938
Gabon - 0.9%
Gabonese Republic 8.2% 12/12/17 (g)		26,010,000	27,375,525
Georgia - 0.7%
Georgia Republic 7.5% 4/15/13		21,308,000	21,627,620
Ghana - 0.7%
Ghana Republic 8.5% 10/4/17 (g)		20,720,000	21,134,400
Indonesia - 6.7%
Indonesian Republic:
6.75% 3/10/14 (Reg. S)		10,725,000	11,717,063
6.875% 3/9/17 (g)		10,950,000	11,990,250
6.875% 1/17/18 (g)		18,535,000	20,295,825
7.25% 4/20/15 (g)		9,960,000	11,205,000
7.5% 1/15/16 (g)		27,320,000	31,008,200
7.75% 1/17/38 (g)		11,595,000	12,754,500
8.5% 10/12/35 (g)		11,550,000	13,860,000
Government Obligations - continued
		Principal Amount (d)	Value
Indonesia - continued
Indonesian Republic: - continued
10.375% 5/4/14 (g)		$ 9,925,000	$ 12,307,000
11.625% 3/4/19 (g)		19,455,000	28,112,475
12% 9/15/11	IDR	261,547,000,000	29,554,174
Perusahaan Penerbit SBSN Indonesia 8.8% 4/23/14 (g)		13,040,000	15,061,200
TOTAL INDONESIA			197,865,687
Iraq - 0.7%
Republic of Iraq 5.8% 1/15/28 (Reg. S)		28,360,000	21,979,000
Ivory Coast - 1.5%
Ivory Coast:
FLIRB 5% 3/29/18 (Reg. S) (c)(h)		55,785,000	29,147,663
past due interest 3% 3/30/18 (Reg. S) (c)(h)		33,283,250	15,975,960
TOTAL IVORY COAST			45,123,623
Jamaica - 0.1%
Jamaican Government 8% 3/15/39		2,840,000	1,902,800
Lebanon - 2.0%
Lebanese Republic:
4% 12/31/17		24,726,500	22,933,829
9% 3/20/17		12,790,000	14,740,475
11.625% 5/11/16 (Reg. S)		16,865,000	21,334,225
TOTAL LEBANON			59,008,529
Lithuania - 0.8%
Lithuanian Republic 6.75% 1/15/15 (g)		21,555,000	22,039,988
Mexico - 5.1%
United Mexican States:
5.625% 1/15/17		58,894,000	61,662,018
8.5% 12/13/18	MXN	689,760,000	54,832,162
11.375% 9/15/16		8,350,000	11,512,980
11.5% 5/15/26		15,380,000	23,992,800
TOTAL MEXICO			151,999,960
Pakistan - 1.5%
Islamic Republic of Pakistan:
6.875% 6/1/17 (g)		34,555,000	28,680,650
Government Obligations - continued
		Principal Amount (d)	Value
Pakistan - continued
Islamic Republic of Pakistan: - continued
7.125% 3/31/16 (g)		$ 14,070,000	$ 12,100,200
Pakistan International Sukuk Co. Ltd. 3.1456% 1/27/10 (h)		4,000,000	3,970,000
TOTAL PAKISTAN			44,750,850
Panama - 0.5%
Panamanian Republic 5.2% 1/30/20		15,610,000	15,610,000
Peru - 0.5%
Peruvian Republic 7.35% 7/21/25		12,205,000	13,974,725
Philippines - 1.5%
Philippine Republic:
6.5% 1/20/20		26,820,000	28,764,450
10.625% 3/16/25		10,335,000	14,585,786
TOTAL PHILIPPINES			43,350,236
Poland - 0.9%
Polish Government 6.375% 7/15/19		25,640,000	27,819,400
Qatar - 1.3%
State of Qatar:
4% 1/20/15 (g)		31,220,000	31,220,000
6.4% 1/20/40 (g)		7,805,000	7,824,513
TOTAL QATAR			39,044,513
Romania - 0.4%
Romanian Republic:
6.5% 6/18/18	EUR	3,915,000	5,717,008
8.5% 5/8/12 (Reg. S)	EUR	3,915,000	6,137,376
TOTAL ROMANIA			11,854,384
Russia - 8.3%
Russian Federation:
7.5% 3/31/30 (Reg. S)		184,204,750	207,690,843
12.75% 6/24/28 (Reg. S)		22,017,000	37,428,900
TOTAL RUSSIA			245,119,743
Serbia - 0.5%
Republic of Serbia 6.75% 11/1/24 (g)		14,846,000	14,623,310
Government Obligations - continued
		Principal Amount (d)	Value
Sri Lanka - 0.7%
Democratic Socialist Republic of Sri Lanka:
7.4% 1/22/15 (g)		$ 11,895,000	$ 12,400,538
8.25% 10/24/12 (g)		7,322,000	7,743,015
TOTAL SRI LANKA			20,143,553
Turkey - 4.7%
Turkish Republic:
6.75% 4/3/18		6,790,000	7,314,188
6.875% 3/17/36		6,915,000	6,991,757
7% 9/26/16		6,665,000	7,334,166
7% 3/11/19		6,670,000	7,256,960
7% 6/5/20		6,765,000	7,444,883
7.25% 3/15/15		6,460,000	7,178,998
7.25% 3/5/38		5,285,000	5,554,007
7.375% 2/5/25		13,220,000	14,548,610
7.5% 7/14/17		10,170,000	11,478,879
7.5% 11/7/19		6,595,000	7,420,035
9.5% 1/15/14		12,030,000	14,292,843
11% 1/14/13		11,690,000	14,013,972
11.5% 1/23/12		6,290,000	7,371,880
11.875% 1/15/30		13,600,000	21,794,000
TOTAL TURKEY			139,995,178
Ukraine - 0.9%
Ukraine Cabinet of Ministers:
6.58% 11/21/16 (g)		8,320,000	6,354,400
6.875% 3/4/11 (Reg. S)		6,220,000	5,660,200
Ukraine Government:
6.385% 6/26/12 (g)		3,945,000	3,353,250
6.75% 11/14/17 (g)		5,680,000	4,316,800
7.65% 6/11/13 (Reg. S)		7,890,000	6,706,500
TOTAL UKRAINE			26,391,150
United States of America - 1.9%
U.S. Treasury Bonds:
4.375% 11/15/39		11,665,000	11,165,598
4.5% 8/15/39		47,265,000	46,194,164
TOTAL UNITED STATES OF AMERICA			57,359,762
Uruguay - 0.6%
Uruguay Republic 8% 11/18/22		15,320,000	17,503,100
Government Obligations - continued
		Principal Amount (d)	Value
Venezuela - 5.2%
Venezuelan Republic:
oil recovery rights 4/15/20 (j)		$ 171,700	$ 4,550,050
1.2831% 4/20/11 (Reg. S) (h)		7,729,000	6,801,520
5.75% 2/26/16 (Reg S.)		19,625,000	12,854,375
7% 3/31/38		6,820,000	3,785,100
7.75% 10/13/19 (Reg. S)		22,655,000	14,952,300
8.5% 10/8/14		14,785,000	11,569,263
9.25% 9/15/27		29,580,000	21,741,300
9.25% 5/7/28 (Reg. S)		13,130,000	8,534,500
9.375% 1/13/34		11,545,000	7,821,738
10.75% 9/19/13		29,950,000	26,430,875
13.625% 8/15/18		38,893,000	35,295,398
TOTAL VENEZUELA			154,336,419
Vietnam - 0.2%
Vietnamese Socialist Republic 6.875% 1/15/16 (g)		6,460,000	6,669,950
TOTAL GOVERNMENT OBLIGATIONS (Cost $1,897,155,667)			2,034,449,553
Supranational Obligations - 0.8%

Central American Bank 5.375% 9/24/14 (g)		10,960,000	11,316,200
Corporacion Andina de Fomento 8.125% 6/4/19		6,670,000	7,663,163
Eurasian Development Bank 7.375% 9/29/14 (g)		4,825,000	5,011,969
TOTAL SUPRANATIONAL OBLIGATIONS (Cost $22,443,328)			23,991,332
Investment Companies - 3.0%
	Shares
United States of America - 3.0%
iShares MSCI Brazil Index ETF (f) (Cost $91,418,382)	1,203,800	89,815,518
Preferred Securities - 0.8%
	Principal Amount (d)	Value
Brazil - 0.8%
Globo Comunicacoes e Participacoes SA 9.375%	$ 19,770,000	$ 20,528,135
Net Servicos de Comunicacao SA 9.25% (g)	2,810,000	2,842,445
TOTAL PREFERRED SECURITIES (Cost $22,998,147)		23,370,580
Money Market Funds - 7.9%
	Shares
Fidelity Cash Central Fund, 0.16% (i)	157,605,072	157,605,072
Fidelity Securities Lending Cash Central Fund, 0.15% (b)(i)	74,984,250	74,984,250
TOTAL MONEY MARKET FUNDS (Cost $232,589,322)		232,589,322
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $2,843,416,678)		2,992,774,219
NET OTHER ASSETS - (1.0)%		(29,006,180)
NET ASSETS - 100%		$ 2,963,768,039
Security Type Abbreviations
FLIRB	-	Front Loaded Interest Reduction Bond
Currency Abbreviations
DEM	-	German deutsche mark
EUR	-	European Monetary Unit
IDR	-	Indonesian rupiah
MXN	-	Mexican peso
Legend

(a) Security is linked to Argentine Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentine GDP, subject to certain conditions.

(b) Investment made with cash collateral received from securities on loan.
(c) Non-income producing - Issuer is in default.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(f) Security or a portion of the security is on loan at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $832,742,047 or 28.1% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(j) Quantity represents share amount.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 417,413
Fidelity Securities Lending Cash Central Fund	5,750
Total	$ 423,163
Other Information

The following is a summary of the inputs used, as of December 31, 2009, involving the Fund's assets and liabilities carried at value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 588,557,914	$ -	$ 588,557,914	$ -
Government Obligations	2,034,449,553	-	2,029,899,503	4,550,050
Supranational Obligations	23,991,332	-	23,991,332	-
Investment Companies	89,815,518	89,815,518	-	-
Preferred Securities	23,370,580	-	23,370,580	-
Money Market Funds	232,589,322	232,589,322	-	-
Total Investments in Securities:	$ 2,992,774,219	$ 322,404,840	$ 2,665,819,329	$ 4,550,050
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 2,891,075
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	1,658,975
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in/out of Level 3	-
Ending Balance	$ 4,550,050
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2009	$ 1,658,975

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

The composition of credit quality ratings as a percentage of net assets is as follows (ratings are unaudited):
U.S. Government and U.S. Government Agency Obligations	1.9%
AAA,AA,A	6.1%
BBB	28.9%
BB	25.1%
B	21.4%
CCC,CC,C	0.6%
D	0.7%
Not Rated	4.5%
Equities	3.9%
Short-Term Investments and Net Other Assets	6.9%
100.0%

We have used ratings from Moody's® Investors Service, Inc. Where Moody's ratings are not available, we have used S&P® ratings. All ratings are as of the report date and do not reflect subsequent downgrades.

Income Tax Information
At December 31, 2009, the fund had a capital loss carryforward of approximately $32,903,330 all of which will expire on December 31, 2016.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2009

Assets
Investment in securities, at value (including securities loaned of $73,371,474) - See accompanying schedule: Unaffiliated issuers (cost $2,610,827,356)	$ 2,760,184,897
Fidelity Central Funds (cost $232,589,322)	232,589,322
Total Investments (cost $2,843,416,678)		$ 2,992,774,219
Cash		29,532,546
Receivable for fund shares sold		7,145,450
Dividends receivable		343,821
Interest receivable		52,404,205
Distributions receivable from Fidelity Central Funds		25,959
Prepaid expenses		10,926
Other receivables		11,107
Total assets		3,082,248,233

Liabilities
Payable for investments purchased	$ 31,637,808
Payable for fund shares redeemed	4,549,586
Distributions payable	5,010,874
Accrued management fee	1,634,727
Other affiliated payables	471,283
Other payables and accrued expenses	191,666
Collateral on securities loaned, at value	74,984,250
Total liabilities		118,480,194

Net Assets		$ 2,963,768,039
Net Assets consist of:
Paid in capital		$ 2,853,830,560
Undistributed net investment income		16,268,627
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(55,668,927)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		149,337,779
Net Assets, for 197,190,201 shares outstanding		$ 2,963,768,039
Net Asset Value, offering price and redemption price per share ($2,963,768,039 ÷ 197,190,201 shares)		$ 15.03

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2009

Investment Income
Dividends		$ 11,561,493
Interest		193,709,584
Income from Fidelity Central Funds		423,163
Total income		205,694,240

Expenses
Management fee	$ 14,242,418
Transfer agent fees	3,466,217
Accounting and security lending fees	936,995
Custodian fees and expenses	344,336
Independent trustees' compensation	13,927
Registration fees	191,395
Audit	85,817
Legal	9,912
Interest	205
Miscellaneous	35,871
Total expenses before reductions	19,327,093
Expense reductions	(17,300)	19,309,793
Net investment income		186,384,447
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	48,188,497
Foreign currency transactions	88,833
Total net realized gain (loss)		48,277,330
Change in net unrealized appreciation (depreciation) on: Investment securities	485,983,194
Assets and liabilities in foreign currencies	(44,999)
Total change in net unrealized appreciation (depreciation)		485,938,195
Net gain (loss)		534,215,525
Net increase (decrease) in net assets resulting from operations		$ 720,599,972

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended December 31, 2009	Year ended December 31, 2008
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 186,384,447	$ 123,603,250
Net realized gain (loss)	48,277,330	(95,940,785)
Change in net unrealized appreciation (depreciation)	485,938,195	(426,073,757)
Net increase (decrease) in net assets resulting from operations	720,599,972	(398,411,292)
Distributions to shareholders from net investment income	(170,847,712)	(120,568,255)
Distributions to shareholders from net realized gain	(3,899,258)	(5,838,343)
Total distributions	(174,746,970)	(126,406,598)
Share transactions Proceeds from sales of shares	1,357,927,999	621,024,670
Reinvestment of distributions	157,229,385	113,633,103
Cost of shares redeemed	(543,849,292)	(881,010,634)
Net increase (decrease) in net assets resulting from share transactions	971,308,092	(146,352,861)
Redemption fees	564,801	1,054,260
Total increase (decrease) in net assets	1,517,725,895	(670,116,491)

Net Assets
Beginning of period	1,446,042,144	2,116,158,635
End of period (including undistributed net investment income of $16,268,627 and undistributed net investment income of $2,833,250, respectively)	$ 2,963,768,039	$ 1,446,042,144
Other Information Shares
Sold	96,387,985	44,556,689
Issued in reinvestment of distributions	11,291,512	8,574,140
Redeemed	(39,121,623)	(68,685,421)
Net increase (decrease)	68,557,874	(15,554,592)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended December 31,

2009

2008

2007

2006

2005

Selected Per-Share Data
Net asset value, beginning of period	$ 11.24	$ 14.68	$ 14.80	$ 14.42	$ 14.33
Income from Investment Operations
Net investment incomeB	1.195	.845	.894	.880	.869
Net realized and unrealized gain (loss)	3.664	(3.426)	(.077)	.777	.638
Total from investment operations	4.859	(2.581)	.817	1.657	1.507
Distributions from net investment income	(1.053)	(.826)	(.899)	(.860)	(.861)
Distributions from net realized gain	(.020)	(.040)	(.040)	(.420)	(.560)
Total distributions	(1.073)	(.866)	(.939)	(1.280)	(1.421)
Redemption fees added to paid in capitalB	.004	.007	.002	.003	.004
Net asset value, end of period	$ 15.03	$ 11.24	$ 14.68	$ 14.80	$ 14.42
Total ReturnA	44.56%	(18.24)%	5.71%	11.89%	11.10%
Ratios to Average Net AssetsC,E
Expenses before reductions	.91%	.90%	.89%	.91%	.94%
Expenses net of fee waivers, if any	.91%	.90%	.89%	.91%	.94%
Expenses net of all reductions	.90%	.90%	.88%	.90%	.94%
Net investment income	8.73%	6.22%	6.07%	5.99%	6.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,963,768	$ 1,446,042	$ 2,116,159	$ 2,248,749	$ 1,734,057
Portfolio turnover rateD	126%	59%	65%	103%	196%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2009

1. Organization.

Fidelity New Markets Income Fund (the Fund) is a non-diversified fund of Fidelity Summer Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after period end through the date that the financial statements were issued, February 17, 2010, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

value may include significant market or security specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below.

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2009, for the Fund's investments, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, preferred securities, supranational obligations, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value and are categorized as Level 2 in the hierarchy. The Fund invests a significant portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Exchange traded funds (ETFs) are valued at their last sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board of Trustees believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Money Market Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Foreign Currency. The Fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion ofdiscount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code and filing its U.S. federal tax return. As a result, no provision for income taxes is required. As of December 31, 2009, the Fund did not have any unrecognized tax benefits in the accompanying financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service (IRS) for a period of three years. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, market discount, defaulted bonds, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Gross unrealized appreciation	$ 213,879,782
Gross unrealized depreciation	(59,221,107)
Net unrealized appreciation (depreciation)	$ 154,658,675

Tax Cost	$ 2,838,115,544

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 3,083,319
Capital loss carryforward	$ (32,903,330)
Net unrealized appreciation (depreciation)	$ 154,638,913

The tax character of distributions paid was as follows:

	December 31, 2009	December 31, 2008
Ordinary Income	$ 174,746,970	$ 123,487,426
Long-term Capital Gains	-	2,919,172
Total	$ 174,746,970	$ 126,406,598

Short-Term Trading (Redemption) Fees. Shares held in the Fund less than 90 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,999,884,421 and $2,246,095,737, respectively.

Annual Report

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .67% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,280 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 10,101,000.24%		$ 205

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,013 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Net income from lending portfolio securities during the period amounted to $5,750.

9. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $16,793 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $507.

Annual Report

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

11. Credit Risk.

The Fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Summer Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity Summer Street Trust) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Markets Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 17, 2010

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 222 funds advised by FMR or an affiliate. Mr. Curvey oversees 410 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (79)

Year of Election or Appointment: 1977

Mr. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as President of FMR LLC (2006-2007).

James C. Curvey (74)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (61)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Currently, Mr. Dirks serves as a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (56)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present) and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is Chairman (2008-present) and a member (2006-present) of the Board of Trustees of The National Parks Conservation Association.

Ned C. Lautenbach (65)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach is an Advisory Partner of Clayton, Dubilier & Rice, Inc. (private equity investment). Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. Mr. Lautenbach is also a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations. Previously, Mr. Lautenbach served as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (65)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Cornelia M. Small (65)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (70)

Year of Election or Appointment: 2001

Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, Inc. (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (60)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (59)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present), and as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (65)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (40)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2009-present) and is an employee of Fidelity Investments (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004).

Brian B. Hogan (45)

Year of Election or Appointment: 2009

Vice President of certain Equity Funds and Vice President of Sector Funds. Mr. Hogan also serves as Senior Vice President, Equity Research of FMR (2006-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as a portfolio manager.

Eric M. Wetlaufer (47)

Year of Election or Appointment: 2006

Vice President of Fidelity's International Equity Funds. Mr. Wetlaufer also serves as Group Chief Investment Officer of FMR. Mr. Wetlaufer is a Director (2007-present), Chairman, Chief Executive Officer, and President of Fidelity Management & Research (Hong Kong) Limited (2008-present); Chairman, Chief Executive Officer, President, and a Director of Fidelity Management & Research (Japan) Inc. (2008-present); Chairman and Chief Executive Officer (2007-present) and President and a Director (2006-present) of Fidelity Management & Research (U.K.) Inc. and President and a Director of Fidelity Research & Analysis Company (2006-present). Before joining Fidelity Investments in 2005, Mr. Wetlaufer was a partner in Oxhead Capital Management (2004-2005).

Scott C. Goebel (41)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Deputy General Counsel of FMR LLC; Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), Fidelity Investments Money Management, Inc. (2008-present), Fidelity Management & Research (U.K.) Inc. (2008-present), and Fidelity Research and Analysis Company (2008-present). Previously, Mr. Goebel served as Assistant Secretary of the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (40)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Vice President and Associate General Counsel of FMR LLC (2005-present), and is an employee of Fidelity Investments.

Holly C. Laurent (55)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (51)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (62)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (48)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds, Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009), and as Vice President of Business Analysis (2003-2004).

Bryan A. Mehrmann (48)

Year of Election or Appointment: 2005

Deputy Treasurer of the Fidelity funds. Mr. Mehrmann is an employee of Fidelity Investments. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Company, Inc. (FIIOC) Client Services (1998-2004).

Adrien E. Deberghes (42)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

John R. Hebble (51)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Paul M. Murphy (62)

Year of Election or Appointment: 2007

Assistant Treasurer of the Fidelity funds. Mr. Murphy is an employee of Fidelity Investments. Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (1994-2007).

Gary W. Ryan (51)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Annual Report

Distributions (Unaudited)

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are 100% and 0%, respectively.

The fund will notify shareholders in January 2010 of amounts for use in preparing 2009 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Markets Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly and, acting directly and through its separate committees, requests and receives information concerning, and considers at each of its meetings factors that are relevant to, its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has a written charter outlining the structure and purposes of the committee. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts.

At its July 2009 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. The Board's decision to renew the Advisory Contracts was not based on any single factor noted above, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. In response to last year's financial crisis, FMR took a number of actions intended to cut costs and improve efficiency without weakening the investment teams or resources. The Board noted that Fidelity's analysts have access to a variety of technological tools and market and securities data that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that Fidelity has taken a number of actions over the previous year that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure and broaden the focus of the investment research teams; (ii) bolstering the senior management team that oversees asset management; (iii) contractually agreeing to reduce the management fee on Fidelity U.S. Bond Index Fund; and (iv) expanding Class A and Class T load waiver categories to increase rollover retention opportunities and create consistent policies across the classes.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a broad-based securities market index over multiple periods. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2008, the fund's cumulative total returns and the cumulative total returns of a broad-based securities market index ("benchmark").

Fidelity New Markets Income Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board stated that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

The Board reviewed the year-to-date performance of the fund through May 31, 2009 and stated that it exceeded the fund's benchmark.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance and factoring in the unprecedented market events in 2008, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 16% means that 84% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity New Markets Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2008.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2008.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

In February 2009, the Board created an Ad Hoc Committee (the "Committee") to analyze economies of scale. The Committee was formed to consider whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, considering the findings of the Committee, that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year; (iii) Fidelity's compensation structure for portfolio managers and key personnel, including performance benchmarks used by Fidelity in evaluating incentive compensation for portfolio managers and research analysts; (iv) the structure and process of equity research and actions taken by FMR to improve the quality of research; (v) the selection of and compensation paid by FMR to fund sub-advisers; (vi) Fidelity's fee structures and rationale for recommending different fees among categories of funds; (vii) the rationale for any differences between fund fee structures and fee structures in place for other Fidelity clients; (viii) Fidelity's rationale for recommending which funds should have a performance adjustment component as part of their management fees; and (ix) explanations for the relative total expenses borne by certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expenses for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

For mutual fund and brokerage trading.

For quotes.*

For account balances and holdings.

To review orders and mutual
fund activity.

To change your PIN.

To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Research & Analysis Company

FIL Investment Advisors

FIL Investment Advisors (U.K.) Ltd.

FIL Investments (Japan) Limited

Fidelity Management & Research
(Japan) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(U.K.) Inc.

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Fidelity Service Company, Inc.

Boston, MA

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) 1-800-544-5555

Automated line for quickest service

NMI-UANN-0210
1.787734.106

Item 2. Code of Ethics

As of the end of the period, December 31, 2009, Fidelity Summer Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity New Markets Income Fund (the "Fund"):

Services Billed by PwC

December 31, 2009 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$78,000	$-	$3,200	$3,000

December 31, 2008 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity New Markets Income Fund	$76,000	$-	$4,600	$3,100

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund ("Fund Service Providers"):

Services Billed by PwC

	December 31, 2009A	December 31, 2008A
Audit-Related Fees	$2,655,000	$2,530,000B
Tax Fees	$-	$2,000
All Other Fees	$-	$-B

A Amounts may reflect rounding.

B Reflects current period presentation.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for assurance services provided to the fund or Fund Service Provider that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund are as follows:

Billed By	December 31, 2009 A	December 31, 2008 A,B
PwC	$4,545,000	$3,090,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Fund, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund and its related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund's last two fiscal years relating to services provided to (i) the Fund or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Summer Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 25, 2010
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 25, 2010